RAPID Tests for EARLIER Treatment

Investor Presentation

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to develop, manufacture, market and finance new products and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3

Investment Summary

•	Develops, Manufactures & Markets Point-of-Care Diagnostic Tests (POCTs) Using Company's Patented DPP® Platform Technology
•	>25% CAGR Product Sales Growth FY2009-2012
•	Products Sold Globally
•	Partnered with Leading License & Distribution Partners in U.S. & South America
•	Recent FDA Approval of Oral Fluid HIV Test
•	Strong Pipeline of POCTs
•	Experienced Management Team

Slide 4

POCTs - A Growing Global Market Converting Lab Tests to POC and Creating New Markets

In-Vitro Diagnostics Market $45 Billion
Global Point-of-Care Test Market $10 Billion

Current Capabilities:
•	Lateral Flow Technology Single parameter tests
•	DPP® Technology Enabling Improved Sensitivity, Multiplexing

R&D: Signal Enhancement Features
Potential New Capabilities Being Assessed : Molecular Amplification Technologies

Slide 5

Chembio’s  Pipeline - $850MM Total Addressable Market
Chembio Pipeline POCT	Total Market Opportunity	Targeted Launch
US HIV( Oral Fluid, 4th Generation)	$ 75 MM	Q4-2013 (Oral Fluid), 2015 (4th Generation)
US Syphilis-HIV	$ 75 MM	2H- 2014
US HCV	$100 MM	2015
US OTC-HIV	$100 MM	2015-2016
US Veterinary (OEM)	$100 MM	2014
International	$400 MM	2013-2016
Total	$850 MM	2013-2016

See graphic

Slide 6

Chembio Diagnostics – Current Revenues & Markets

2012 - $25.6MM Revenue Business, $1.45MM Operating Income; Profitable Q1 2013
•	~50% of Revenue: Lateral Flow HIV Tests
o	25% Share of $75MM US Market
o	Participate in $250MM Ex-US Rapid HIV Professional Test Market
o	New HIV Self-Testing Market Opportunity

•	~40% of Revenue: Patented POCT Platform
o	Oral Fluid HIV Test FDA Approved 12/2012 & Five DPP® Products Approved and Successfully Launched in Brazil- 2011 - 2012
o	Significant Developments for Single and Multiplex DPP® POCTs

•	~10% Other Products, Grants

Slide 7

Anticipated Developments - 2013-2015

•	Oral Fluid HIV Test CLIA Waiver & Launch
o	Direct Distribution in Public Health for Pipeline of Complementary Products
•	Expanding International Revenues for Lateral Flow and DPP® Products
•	FDA Submission & Approval of Two POCT Multiplex Syphilis Tests Based on DPP® Technology
•	Development & FDA Approval of Multiplex Antigen/Antibody DPP® Tests for HIV and HCV
•	FDA Approval of At-Home HIV Test
•	Contract Development & OEM Partnerships – e.g., Veterinary, Tropical diseases

Slide 8

Chembio Current POCT Market Opportunities

•	HIV Rapid POCTS
•	~50,000 New Infections in US – 2012; 2.5 MM Worldwide
•	Routine Testing USPSTF Recommendation
•	CEMI Only Company with 3 FDA-Approved Tests
•	CEMI Tests Designated in Selected International Protocols

•	Syphilis Rapid POCTS– New Market Opportunity
•	Up to 70% HIV-Syphilis Co-Infection in MSM
•	All HIV+ Need be Tested for Syphilis, & Vice Versa
•	CEMI Has Two Unique POCTs – Anticipate 2014 Launch

•	Hepatitis-C Rapid POCT– New Market Opportunity
•	70MM U.S. Baby Boomer Screening Opportunity; New Therapeutics
•	Product in Development

Slide 9

DPP® - Chembio’s Patented POCT Platform Technology
•	Proprietary Platform Technology that Uniquely Enables Multiplexing for Higher Value Tests
•	Increases Sensitivity as Compared with Lateral Flow Technology
•	Validated with Numerous Partners, Regulatory Agencies
o	Bio-Rad Laboratories, Inc. CE Marked HIV Confirmatory Test, April 2013
•	Patents Issued in US and Multiple Countries, Continuing Prosecution & Expansion of IP

See graphics

Slide 10

Two FDA-Approved Lateral Flow Rapid HIV Tests Sold Globally

•	Utilize In-Licensed Lateral Flow Technology
•	Large International Screening Programs (PEPFAR)
•	Significant Potential New International Opportunities Pending
•	In US Sold Exclusively through Alere (Clearview Brand)
•	2012 Sales to Alere $7.8MM
•	Q1 2013 Sales to Alere $2.6MM
See Graphic

Slide 11

DPP HIV®1/2 Test for Use with Oral Fluid or Blood Samples

•	First FDA-Approved Product on DPP® (Dec. 2012)
•	Center for Biologics Evaluation and Research (CBER) PMA Approved, CLIA Waiver Pending
•	Improved Sensitivity v. Market Leader*
•	Earlier Detection of Seroconverting Patients
•	Proprietary SampleTainer™ Sample Collection System

*Study Sponsored by CDC Global AIDS Program

See Graphics

Slide 12

U.S. HIV Self-Testing “OTC” Opportunity

•	Chembio Uniquely Positioned
•	Assessing Market Size and Best Approach
•	Filing IDE Early 2013 for Sure Check HIV
•	Pre-IDE Self-Testing Studies Show 100% Accuracy (n=300)

Slide 13

Collaboration with FIOCRUZ in Brazil

•	First Commercial Success with DPP®
•	Contracts with Supplier to Brazilian Federal Ministry of Health
•	$7MM of Potential Additional Purchases (~$16MM Revenues 2011-Q1'13) for Five DPP® Products - may be exceeded
•	Expect Tech Transfer & Conversion to License 2013-14
•	Potential New Products & Partnerships in Brazil

See Graphics

Slide 14

DPP® Syphilis Screen & Confirm & HIV-Syphilis Multiplex Tests

•	Large Global Market Opportunity for Pre-Natal and MSM Screening
•	Anticipated FDA Submissions in 2013, with 2014 Clearances
•	Additional Products for Public Health Channel
•	Leveraging DPP® Multiplexing Features

See Graphics

Slide 15

Pipeline: Rapid Hepatitis C Point-of-Care Diagnostic

•	Data Published in Journal of Clinical Virology showed good performance of Chembio's 1st Generation Prototype Assay
•	Completed Feasibility to Establish Performance Comparable to Only POCT HCV Test – 2013 R&D to incorporate additional value-added features
•	Recent CDC recommendations for testing on everyone born between 1945-1964
•	Anticipated Timeline
‐	Development & Clinical Trials – 2013-2014
‐	US Market Launch Anticipated - 2015

See Graphic

Slide 16

Selected Financial Data FY2008 –2012
Reporting Record Revenues Again for FY2012
(in 000’s)

2012
•	Total Revenue $25,611
•	Product Revenue $24,327
•	Gross Profit $10,790
•	R&D Expense* $4,486
•	Pre-Tax Income $1,451

* Non-recurring 2010 $1.5MM R&D Credit from the Affordable Care Act – excluded from 2010 R&D Exp. & 2010 Pre-Tax Income

See Graphic

Slide 17

Strong Revenue & Operating Income Growth Q1 and Years ended 2013 and 2012

	3 Mos Ended		3 Mos Ended		Year Ended		Year Ended
In (000’s)	March 31, 2013		March 31, 2012		2012		2011
Net Product Revenues	$6,313		$6,363		$24,327		$17,422
Non-Product Revenues	$365		$290		$1,283		$1,966
TOTAL REVENUES	$6,678		$6,653		$25,610		$19,388
GROSS MARGIN	$2,694	40%	$3,333	50%	$10,790	42%	$9,390	48%
OPERATING COSTS:
Research and Development exp	$1,045	16%	$1,379	21%	$4,486	18%	$4,878	25%
Selling, G&Administrative exp	$1,162	17%	$1,234	19%	$4,852	19%	$3,424	18%
	$2,207		$2,613		$9,338		$8,302
INCOME FROM OPERATIONS	$487		$720		$1,452		$1,088
OTHER INCOME (EXPENSES):	$1		$(1)		$(2)		$(12)
NET INCOME-Before Taxes	$488	7%	$719	11%	$1,450	6%	$1,076	6%
Income tax (benefit) provision	$171		$286		$509		$(5,133)
NET INCOME	$317	5%	$433	7%	$941	4%	$6,209	32%

Slide 18

CEMI Selected Share & Balance Sheet Data
(in millions except per share and daily volume data)

Ticker Symbol (NASDAQ)	CEMI
Price 04/30/13	$4.53
52-Week High	$5.80
52-Week Low	$3.61
Outstanding Shares	9.29
Market Capitalization	$42.07
Fully Diluted Shares	10.01
Management Holding	1.62
Average Daily Volume (3 months)	32,000
Average Daily Volume (1 month)	37,800

Options	Amt.	Avg. Ex. Price
585K held by Mgmt. & Board	725K	$2.42

($ in 000s)	Mar’13	Dec ‘12	Dec ‘11
Cash	$2,599	$2,952	$3,011
Total Current Assets	11,234	11,009	8,992
Total Assets	$17,473	$17,335	$15,486
Total Current Liabilities	3,213	3,378	2,858
Total Liabilities	3,213	3,460	2,991
Total Equity	14,260	13,875	12,495
Total Liabilities & Stockholders’ Equity	$17,473	$17,335	$15,486

See Graphics

Slide 19

Leadership

Executive                                                                                 Joined Company:
Lawrence Siebert	Chairman & CEO	2002
Richard Larkin	CFO	2003
Javan Esfandiari	SVP R&D	2000
Tom Ippolito	VP Regulatory, Clinical, QA/QC	2005
Sharon Klugewicz	VP QA/QC & Technical Operations	2012
Rick Bruce	VP Operations	2000
Michael Steele	VP Sales Marketing & Bus. Dev.	2012

Independent Directors                                                                                     Joined Board:
Gary Meller, MD, MBA	2005
Katherine Davis, MBA	2007
Barbara DeBuono, MD, MPH	2011
Peter Kissinger, Ph.D	2011

Slide 20

Organization & Facility

•	FDA & USDA- Approved Development & Manufacturing Facility

•	All Company Operations in 30,600 Sq. Ft. Leased Facility in Medford, NY

Total Employment: Approx. 171

Reg. & Clinical QA &QC	15
SG&A	11
Research & Development	29
Operations	116

See Graphics

Slide 21

Investment Summary

•	Develops, Manufactures & Markets Point-of-Care Diagnostic Tests (POCTs) Using Company's Patented DPP® - A Platform POCT Technology
•	>25% CAGR Product Sales Growth FY2009-2012
•	Products Sold Globally
•	Partnered with Leading License & Distribution Partners in U.S. & South America
•	Recent FDA Approval of Oral Fluid HIV Test
•	Strong Pipeline of POCTs
•	Experienced Management Team

See Graphic

Chembio Diagnostics, Inc.
RAPID tests for EARLIER treatment